Investor Presentation
Second Quarter 2016
James
O.
Miller
-
Chairman,
President
&
Chief
Executive
Officer
Dennis
G.
Shaffer
-
Executive
Vice
President
&
President
of
Civista
Bank
Richard
J.
Dutton
-
Senior
Vice
President,
Chief
Operating
Officer

Exhibit 99.1

Forward-Looking Statements
Comments
made
in
this
presentation
include
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties.
Although
management
believes
that
the
expectations
reflected
in
the
forward-looking
statements
are
reasonable,
actual
results
or
future
events
could
differ,
possibly
materially,
from
those
anticipated
in
these
forward-looking
statements.
For
factors
that
could
cause
actual
results
to
differ
from
our
forward-looking
statements,
please
refer
to
“Risk
Factors”
in
the
Company’s
Form
10-K
filed
with
the
SEC
on
March
15,
2016.
The
forward-looking
statements
speak
only
as
of
the
date
of
this
presentation,
and
Civista
Bancshares,
Inc.
assumes
no
duty
to
update
any
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
of
this
presentation,
except
to
the
extent
required
by
law.

Contact Information
Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital
Market under the symbol “CIVB.” The Company’s depository shares, each representing
1/40
th
ownership
interest
in
a
Series
B
Preferred
Share,
are
traded
on the NASDAQ Capital Market under the symbol “CIVBP.”
Additional information can be found at:
www.civb.com
James O. Miller
Chairman, President & Chief Executive Officer
jomiller@civb.com
Telephone: 888.645.4121

Corporate Overview
8
th
Largest Publicly Traded Commercial Bank
in Ohio
Community Banking Focused Operations in
12 Ohio Counties
–
27 Branches & 1 Loan Production Office
Operations in 4 of the top 5 Ohio MSAs
Acquisitive Franchise Poised for Future
Growth
Corporate Overview
Full-Service Banking Organization with
Diversified Revenue Streams
–
Commercial Banking
–
Retail Banking
–
Wealth Management
–
Mortgage Banking
Key Facts

Corporate Rebranding
NASDAQ: CIVB
¹ Market data as of July 22, 2016.
As of June 30, 2016, ($ in millions)
Assets
$1,359.9
Gross Loans
$1,028.9
Deposits
$1,115.0
Market Cap. ¹
$114.0

Financial Highlights
-
Diluted EPS calculated as if all preferred shares have converted to common
-
ROATCE
equals
annualized
net
income,
adjusted
for
amortization
of
intangibles,
divided
by
average
common
equity
minus
average
intangible
assets
Financial Highlights
($s in thousands, except per share data)
June 30, 2016
June 30, 2015
% Change
Balance Sheet
Assets
$1,359,911
$1,317,272
3.24%
Gross Loans
1,028,922
1,002,917
2.59%
Deposits
1,115,007
1,075,806
3.64%
Performance Analysis
Net Income Available to Common
$9,124
$5,497
65.98%
ROAA
1.21%
0.82%
48.53%
ROAE
14.16%
9.38%
50.84%
ROATCE
23.77%
16.80%
41.48%
Market Data
Market Capitalization
$103,349
$84,711
Price / Tangible Book Value
122.0%
124.3%
Price/LTM diluted EPS
8.8x
10.8x

Investment Highlights
Experienced management team with strong track record
Leading Ohio community bank franchise focused on rural and targeted urban markets
–
Gather attractive low-cost rural deposits and lend in select urban markets
Demonstrated organic growth and proven acquirer
–
Opened Loan Production Office on east side of Cleveland (Mayfield Heights) in Q1 2015
–
Completed TCNB Financial Corp. acquisition and successful operational integration in Q1 2015
Successful unification into Civista brand in Q2 2015
Stable credit quality
–
Decline
in
NPAs
to
Assets
of
70%
from
3.39%
in
2011
to
1.02%
in
2016
1
Defined as nonaccrual loans and leases, renegotiated loans and leases and other real estate owned
1

Investment Highlights
Demonstrated earnings growth
–
YTD
FTE
Net
Interest
Margin
3.81%
-
We
have
maintained
this
level
over
the
last
twelve
months
in
this
low-rate,
flatter yield curve environment.
–
Strong noninterest income growth enhanced by unique tax refund processing platform
–
Y-o-Y net income available to common shareholders growth of ~66%
–
ROATCE of 23.77% for 2016
Improving operating leverage
–
29% growth in gain on sale of loans, primarily mortgage loans, through Q2 2016 over Q2 2015
–
Continued
focus
on
costs
–
YTD
noninterest
expense
up
2.0%
over
YTD
2015
–
Achieved cost synergy targets in TCNB acquisition within first year while maintaining revenue and loan growth goals
Capital
–
$50 million shelf registration statement went effective with SEC in August 2015
–
Shareholders recently approved proposals to eliminate preemptive rights and cumulative voting
•
Approved by greater than 88% of CIVB shareholders
•
Ability to grow capital organically (TCE increased from 4.93% in 2011 to 6.38% Q2 2016)
-
ROATCE
equals
annualized
net
income,
adjusted
for
amortization
of
intangibles,
divided
by
average
common
equity
minus
average
intangible
assets

Experienced Management Team
Chairman, President &
CEO
42 years of banking
experience
Joined in 1986
James O. Miller
SVP & Chief Operating
Officer
30 years of banking
experience
Joined in 2007
Richard J. Dutton
SVP & Chief Lending
Officer
28 years of banking
experience
Joined in 2016
Charles A. Parcher
SVP & General Counsel
14 years of banking
experience
Joined in 2002
James E. McGookey
SVP & Controller
28 years of banking
experience
Joined in 1988
Todd A. Michel
SVP & Chief Risk
Officer
20 years of banking
experience
Joined in 2013
John A. Betts
SVP & Chief Credit
Officer
31 years of banking
experience
Joined in 2010
Paul J. Stark
Dennis G. Shaffer
EVP
President, Civista Bank
30 years of banking
experience
Joined in 2009

Branch Footprint
Note: Market share information as of June 30, 2015.
Sandusky / Akron /
Cleveland, Ohio
$612 million in loans
$656 million in deposits
11 branch locations
#1 deposit market share in
Sandusky,
Ohio
with
~
43% market share
North Central Ohio
$86 million in loans
$176 million in deposits
7
branch locations
~40% deposit share in
our markets
$253 million in loans
$201
million in deposits
7 branch locations
23%
deposit market
share in the rural
markets
West Central Ohio
Greater Dayton, Ohio
$78  million in loans
$82 million in deposits
3
branch locations
~1.47% deposit share in
our markets

10 10 Attractive Target Markets North Central Ohio Sandusky / Akron / Cleveland West Central Ohio Greater Dayton Ohio

Proven Acquirer & Attractive Organic Growth
Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets
–
Since year-end 2011, loan portfolios in these markets have increased from $163 million to $415 million through Q2 2016
Maintain a low cost, locally generated deposit base
Expanded residential mortgage lending by hiring of experienced lending team in the
Columbus / Dublin, Cleveland and Dayton Ohio markets
Total Assets
$ in millions
Total Gross Loans
$ in millions
Total Deposits
$ in millions
$1,113
$1,137
$1,168
$1,213
$1,315
$1,360
2011
2012
2013
2014
2015
2016
Q2
$785
$816
$861
$915
$1,002
$1,029
2011
2012
2013
2014
2015
2016
Q2
$901
$926
$942
$969
$1,052
$1,115
2011
2012
2013
2014
2015
2016
Q2

2016 Peer data as of June 30, 2016, or the latest available date.
Source: SNL Financial. Comparable peers represents banks located in OH, IN, IL, MI, WI, WV and PA with total assets between $1.0 billion and $2.0 billion.
Deposit Mix
2016 Total Cost of Deposits: 0.15%
31.7% Noninterest Bearing Demand
Deposits
Total Deposits: $1.1 billion
2016 Loan/Deposit Ratio: 92.3%
Total Cost of Deposits (%)
Non-Interest
Bearing
Demand
32%
Interest Bearing
Demand
17%
Savings
34%
Certificates of
Deposit
14%
Brokered
Deposits
3%
0.56%
0.42%
0.29%
0.22%
0.19%
0.15%
0.96%
0.64%
0.50%
0.44%
0.32%
0.38%
2011Y
2012Y
2013Y
2014Y
2015Y
Q2 2016
CIVB
Peer Median

2016 Peer data as of June 30, 2016, or the latest available date.
Source: SNL Financial. Comparable peers represents banks located in OH, IN, IL, MI, WI, WV and PA with total assets between $1.0 billion and $2.0 billion.
Loan Mix
2016 Loan Yield: 4.69%
Total Gross Loans: $1.0 billion
Yield on Loans (%)
CRE Non-Owner
Occupied
29%
CRE Owner
Occupied
16%
Single Family
24%
C&I
11%
Multi-family
7%
Farmland &
Agriculture
5%
C&D & Land
6%
Consumer &
Other
2%
5.45%
5.13%
4.74%
4.58%
4.57%
4.69%
5.57%
5.30%
4.78%
4.52%
4.44%
4.35%
2011Y
2012Y
2013Y
2014Y
2015Y
Q2 2016
CIVB
Peer Median

Improving Asset Quality
Reserves / NPLs
NCOs / Average Loans
Loan Loss Reserves / Gross Loans
NPAs & 90+PD / Assets
Loan Loss Reserves / Gross Loans
NPAs & 90+PD / Assets
3.51%
3.32%
2.22%
1.57%
1.01%
1.02%
2011
2012
2013
2014
2015
Q2 2016
2.70%
2.42%
1.92%
1.56%
1.43%
1.41%
2011
2012
2013
2014
2015
Q2 2016
58.02%
53.05%
64.17%
77.18%
108.93%
106.02%
2011
2012
2013
2014
2015
Q2 2016
1.35%
1.01%
0.53%
0.43%
0.11%
0.07%
2011
2012
2013
2014
2015
Q2 2016

Effectively Managing Assets & Liabilities
Asset duration of less than two years
Sell fixed-rate mortgages
Encourage variable-rate commercial lending or swap
into variable, if appropriate
Limit fixed-rate terms to five years
Liability duration greater than three years
Focus on low-cost “sticky” demand deposits
Don’t overprice or overextend time deposits
Investment Portfolio Snapshot
3.54
3.38
1.46
1.64
Q2 2016
Q2 2015
Asset Duration
Liability Duration
Treasuries
Agency Debt
Fixed MBS
MBS ARMs
Agency CMO
Agency Multifamily
SBA
Corporates
Municipals
Student Loans
Book
% of
Gain /
Book Yield
Effective Duration
Value
Total
(Loss) $
Flat
+300bps
Treasuries (1)
1.0
0.5%
0.0
0.5
0.5
Agency Debt (15)
33.9
17.8%
0.2
1.7
2.0
Fixed MBS (50)
23.2
12.2%
0.7
2.3
3.7
MBS ARMs (10)
1.7
0.9%
0.1
1.7
2.2
Agency CMO (18)
9.0
4.7%
0.1
1.7
3.2
Agency Multifamily (19)
28.1
14.7%
0.3
2.0
2.5
SBA (7)
6.4
3.4%
0.1
0.6
0.5
Municipals (171)
82.8
43.4%
6.7
3.1
4.2
Other (9)
4.5
2.4%
0.5
-
-
TOTAL (300)
190.7
100.0%
8.8
2.4
3.3
SECTOR BREAKDOWN
3m Speed
0.50%
1.23%
2.35%
3.23%
2.50%
1.49%
1.92%
4.99%
-
3.20%

Peer Leading FTE Net Interest Margin
2016 Peer data as of June 30, 2016, or the latest available date.
Source: SNL Financial. Comparable peers represents banks located in OH, IN, IL, MI, WI, WV and PA with total assets between $1.0 billion and $2.0 billion.
4.00%
3.98%
3.79%
3.79%
3.96%
3.81%
3.72%
3.56%
3.56%
3.54%
3.49%
3.37%
2011Y
2012Y
2013Y
2014Y
2015Y
Q2 2016
CIVB
Peer Median

Non-Interest Metrics & Initiatives
¹ From American Banker Magazine, September 2015  © 2015 SourceMedia, Inc. All rights reserved.  Used by permission and protected by the Copyright Laws of the United
States.  The printing, copying, redistribution, or retransmission of this Content without expressed written permission is prohibited.
Efficiency Ratio
Non-Interest Income / Average Assets
Growing fee income platform
–
Service charges on deposit accounts were $2.5 million
and $2.2 million YTD 2016 and 2015, respectively
Mortgage Banking
–
Gain on sale of loans, primarily mortgage loans, was
$800 thousand and $619 thousand YTD 2016 and 2015,
respectively
Wealth management
–
~$413 million in Assets Under Management as of June
30, 2016
Income tax refund processing program
–
Specialized refund processing earned $2.8 and $2.0
million YTD 2016 and 2015, respectively
Continuing focus on improving efficiency and
operating leverage
Investment in people ¹
Continuing evaluation of branch network and
opportunities
0.89%
0.98%
1.00%
1.11%
1.07%
1.24%
2011
2012
2013
2014
2015
Q2 2016
67.34%
70.57%
80.44%
71.77%
66.99%
61.40%
2011
2012
2013
2014
2015
Q2 2016

Profitability & Returns Analysis
1
LTM basis
Diluted Earnings per Share
ROATCE
ROAA
Net Income Available to Common Shareholders
$2,782
$4,386
$5,020
$7,655
$11,168
$14,794
2011
2012
2013
2014
2015
2016 Q2¹
0.35%
0.49%
0.53%
0.77%
0.95%
1.21%
2011
2012
2013
2014
2015
2016 Q2
$0.36
$0.57
$0.64
$0.85
$1.17
$1.49
2011
2012
2013
2014
2015
2016 Q2¹
7.00%
9.06%
9.93%
12.45%
16.33%
23.77%
2011
2012
2013
2014
2015
2016 Q2

Capital Position
($s in thousands, except per share data)
As
2011
2012
2013
2014
2015
2016 Q2
Converted
Total Equity
$102,528
$103,980
$128,376
$115,909
$125,173
$136,203
$136,203
Preferred Equity
$23,151
$23,184
$46,316
$23,132
$22,273
$22,124
$0
Common Equity
$79,377
$80,796
$82,060
$92,777
$102,900
$114,079
$136,203
TCE / TA
4.93%
5.03%
5.08%
5.80%
5.71%
6.38%
7.23%
CET1 Risk-based Capital Ratio
6.77%
6.87%
6.81%
7.57%
7.55%
7.93%
10.00%
Tier 1 Leverage Ratio
9.30%
9.34%
11.64%
10.70%
9.96%
9.85%
9.85%
Tier 1 Risk-based Capital Ratio
13.80%
13.25%
15.82%
13.44%
12.70%
12.76%
12.76%
Total Risk-based Capital Ratio
15.10%
14.84%
17.08%
14.70%
13.96%
14.01%
14.01%
For the Years Ended December 31,

Increasing Shareholder Value
Source: SNL Financial. Market Data as of June 30, 2016, or the latest available date.
¹ Comparable peers represents banks located in OH, IN, IL, MI, WI, WV and PA with total assets between $1.0 billion and $2.0 billion.
Stock Price
Price / Tangible Book Value of 122% as
compared to peer median of 141% ¹
Price / LTM EPS of 8.8x as compared to
peer median of 14.9x ¹
Stock Price Performance vs. Peers
$4.03
$5.25
$6.52
$10.28
$12.83
$13.10
2011
2012
2013
2014
2015
2016
(25%)
25%
75%
125%
175%
225%
275%
6/30/2011
6/30/2012
6/30/2013
6/30/2014
6/30/2015
6/30/2016
CIVB
CIVB Peers
NASDAQ Bank
245.6%
74.7%
55.5%

21 Commitment to Shareholders Long-term Shareholder Value through Growth and Profitability

Strategic Focus & Growth Strategy
Organic growth
–
Capitalize on commercial and consumer lending opportunities
–
Grow core deposit base in rural and targeted urban markets
–
Identify and evaluate loan production opportunities in select metro markets
Acquisition opportunities
–
Rural
–
Urban
Asset quality
Efficiency and operating leverage
Capital

Operating Results
($s in thousands, except per share data)
LTM Q2
2011
2012
2013
2014
2015
2016
Net Interest Income
$41,361
$40,578
$39,974
$41,866
$47,392
$49,738
Provision for Loan Losses
9,800
6,400
1,100
1,500
1,200
(900)
Noninterest Income
9,971
11,200
12,062
13,874
14,278
15,557
Noninterest Expense
36,727
38,074
43,384
41,550
42,944
43,364
Net Income/(Loss)
3,958
5,579
6,179
9,528
12,745
16,358
Net Income Available to Common Shareholders
$2,782
$4,386
$5,020
$7,655
$11,168
$14,794
Diluted Earnings/(Loss) per Common Share
$0.36
$0.57
$0.64
$0.85
$1.17
$1.49
Return on Average Assets (ROAA)
0.35%
0.49%
0.53%
0.77%
0.95%
1.16%
Return on Average Equity (ROAE)
3.96
5.36
5.97
8.34
10.59
12.97%
For the Years Ended December 31,

24 The Civista Story Attractively Valued Versus Peers Strong and Seasoned Management Team Leading Ohio Community Banking Franchise Platform to Support Future Growth Proven and Disciplined Acquirer

Compelling Investment Opportunity
Trading at a discount to peers on a Price/Tangible Book Value basis and a substantial discount on a
Price/LTM EPS basis.
Superior asset quality
Proven acquirer
Peer leading NIM
–
Low cost deposits –
23 BPs lower than peers
–
High
quality
loan
portfolio
–

BPs
higher
than
peers
Experienced Ohio based management team with an of average 28 years in banking
Strategically positioned in high quality Ohio lending markets as well as low cost deposit markets
–
Seasoned lending teams in all markets incentivized to underwrite high-quality loans
Superior profitability improvement from 2011 to Q2 2016
–
Net Income CAGR: 45.0%
–
ROAA CAGR: 31.7%
–
EPS CAGR: 37.1%
–
ROATCE CAGR: 31.2%
Peer data as of June 30, 2016, or the latest available date.

26 Thank You